                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                       PEOPLES OHIO FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)


       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:______________________________________________

        2) Form, Schedule or Registration Statement No.:________________________

        3) Filing Party:________________________________________________________

        4) Date Filed:_______________________

                       PEOPLES OHIO FINANCIAL CORPORATION
                             635 SOUTH MARKET STREET
                                TROY, OHIO 45373
                                 (937) 339-5000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 22, 2002

         The Annual Meeting of Shareholders of Peoples Ohio Financial Corporation (the "Company") will be held at Edison Community College located at 1973 Edison Drive, Piqua, Ohio on Wednesday, October 22, 2002, at 3:00 p.m. to consider and act on the following matters:

         1.  Election of three Directors for two-year terms expiring in 2004.

         2. Ratify the selection of BKD, LLP as independent auditors of the Company for the year ending June 30, 2003.

         3. Conduct such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on September 13, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

         A copy of the Company's Annual Report which includes financial statements for the fiscal year ended June 30, 2002, is enclosed.

                                              By Order of the Board of Directors


                                              Linda A. Daniel
                                              Secretary

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTPAID ENVELOPE.




Troy, Ohio                                                    September 30, 2002

                       PEOPLES OHIO FINANCIAL CORPORATION
                             635 SOUTH MARKET STREET
                                TROY, OHIO 45373

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

-------------------------------------------------------------------------------

                                     GENERAL

-------------------------------------------------------------------------------

          We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of Peoples Ohio Financial Corporation (the
"Company" "we" or "us") is soliciting your proxy to vote at the 2002 Annual Meeting of Shareholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

          You are invited to attend our Annual Meeting on October 22, 2002 beginning at 3:00 p.m., local time. The Annual Meeting will be held at Edison Community College, 1973 Edison Drive, Piqua, Ohio.

          This Proxy Statement and the enclosed form of proxy is expected to be mailed to shareholders on or about September 30, 2002.

-------------------------------------------------------------------------------

                             SOLICITATION AND VOTING

-------------------------------------------------------------------------------

SHAREHOLDERS ENTITLED TO VOTE

          Holders of record of common stock of the Company at the close of business on September 13, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. Each share of common stock of the Company is entitled to one vote.

          Pursuant to the Company's Amended and Restated Code of Regulations, shareholders are not entitled to cumulate their votes for the election of directors.

          As of the Record Date, the Company had 7,508,354 common shares issued and outstanding.

VOTING PROCEDURES

          You can vote on matters to come before the Annual Meeting in one of two ways:
             -   you can come to the Annual Meeting and cast your vote there; or

             - you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

         You may also choose to vote for all of the nominees for Director and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for Director and FOR each of the proposals.

          If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF

ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

REQUIRED VOTE

          The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

          Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker "non votes" will not be counted as votes either "for" or "against" any director. As to ratification of BKD, LLP and all other matters that may come before the Annual Meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker "non votes" are again not counted for purposes of approving the matter or any other matters coming before the Annual Meeting.

REVOKING A PROXY

          If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy at any time prior to its exercise by:
              -   sending in another proxy with a later
                  date;

              - providing written notification of the revocation to the Company's Secretary in writing at Peoples Ohio Financial Corporation, 635 South Market Street, Troy, Ohio, 45373; or

              - appearing in person at the Annual Meeting and revoking the proxy.

          If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

COST OF PROXY SOLICITATION

          We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. We do not intend to engage a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

-------------------------------------------------------------------------------

                            GOVERNANCE OF THE COMPANY

-------------------------------------------------------------------------------

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

         During the fiscal year ended June 30, 2002, the Directors of Peoples Savings Bank of Troy (the "Bank"), authorized the formation of the Company. Upon the Company's formation, each outstanding share of the Bank's stock was exchanged for one share of the Company's stock. Simultaneous with this exchange, the Bank became the wholly owned subsidiary of the Company. Certain members of the Board of Directors also serve as Directors of the Bank. You will find a discussion of the Bank's activities in your Annual Report. The Company commenced operations on January 31, 2002. Accordingly, certain duties of the Company's Board were conducted on its behalf by members of the Bank's Board of Directors after formation of the Company.

         During fiscal 2002, the Company's Board of Directors met four times. Prior to formation of the Company, the Bank's Board of Directors met eight times. In addition, the Board of Directors has authorized three Committees to manage distinct matters of the Company. These Committees are the Audit Committee, the Compensation/Benefits Committee and the Corporate Governance Committee. The entire Board acts as the Nominating Committee.

         Membership on each of the Committees for the year ended June 30, 2002 is set forth in the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 2002.



                NAME                           BOARD     AUDIT     COMPENSATION
--------------------------------------         -----     ------    ------------
Cooper- Chairman of the Board                     X         X
Klockner                                          X
McGraw (1)                                        X         X            X
Robinson (1)                                      X
Scott (1)                                         X
Wilcox (1)                                        X         X            X
Reardon (2)                                                 X            X
Haines (2)                                                  X
Lukens (2)                                                               X
Meetings in 2002                                  4         3            4

(1)      Also serves on Board of Directors of the Bank
(2)      Serves on Board of Directors of the Bank only

         Membership on each of the Committees for the year ending June 30, 2003 is set forth in the table below:


                                                                                          CORPORATE
                NAME                           BOARD     AUDIT     COMPENSATION          GOVERNANCE
--------------------------------------         -----     -----     ------------          ----------
Cooper- Chairman of the Board                    X         X            X
Klockner                                         X         X                                 X
McGraw                                           X                                           X
Robinson                                         X                      X
Scott                                            X                                           X
Wilcox                                           X         X            X


THE AUDIT COMMITTEE

          The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and shareholders. The Audit Committee of the Bank met three times during fiscal 2002. The Company's Audit Committee is responsible for the following tasks:

              -   maintaining a liaison with the outside
                  auditors;

              -   reviewing the adequacy of internal
                  controls;

              - reviewing with management and outside auditors financial disclosures of the Company; and

              - reviewing any material changes in accounting principles or practices used in preparing statements.

THE COMPENSATION/BENEFITS COMMITTEE

          The Compensation/Benefits Committee is responsible for establishing annual and long-term performance goals for the Chief Executive Officer (Mr. Scott) and also approves the Chief Executive Officer's salary and other incentive compensation. The Compensation/Benefits Committee of the Bank met four times during fiscal 2002. The functions of the Company's Compensation/Benefits Committee include:

              - awarding shares or options under the Company's stock option plan;

              - determining compensation to be paid pursuant to the Company's incentive plan; and

              - publishing an annual Executive Compensation Committee Report for the shareholders.

          The Committee is aided in performing these functions by the counsel of members of the Company's Compensation Committee.

DIRECTORS' COMPENSATION

          The Directors of the Company received $1,500 for serving on the Company's Board of Directors in fiscal 2002. In addition, the Directors of the Bank received an annual retainer of $10,000 for serving on the Board of the Bank. Directors who are not also employees of the Company ("Outside Directors") receive $300 per committee meeting or Board meeting attended.

-------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

-------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock of the Company. The Company assists its Directors and executive officers in completing and filing of such reports. To the Company's knowledge, based solely on a review of such reports, during the past fiscal year all Section 16(a) filing requirements applicable to the Company's Directors and executive officers were complied with in a timely fashion.

-------------------------------------------------------------------------------

                        PRINCIPAL HOLDERS OF COMMON STOCK

-------------------------------------------------------------------------------

         The following table sets forth information with respect to ownership of the common stock of the Company by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than 5% of the outstanding common stock. The information in the following chart comes from the stock ledger of the Company and any required ownership reports received by the Company as of the Record Date and is believed to be accurate.


                                                      Amount and
Name and Address                                 Nature of Beneficial                          Percent
of Beneficial Owner                                  Ownership (1)                            of Class
-------------------                                  -------------                            --------

E. Joseph Lowe                                          698,052                                 9.30%
901 N. Miami Avenue
Miami, Fl. 33136

Ronald B. Scott                                       516,265(2)                                6.88%
194 Littlejohn Road
Troy, Ohio 45373

G. Joseph Reardon                                     419,226 (3)                               5.58%
10 Colony Park Drive
Troy, Ohio 45373


(1) Except as otherwise noted, all beneficial ownership is direct and each beneficial owner exercised sole voting and investment power over the shares.

(2) Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 requires the inclusion in "beneficial ownership" of shares of common stock which may be acquired by the exercise of options, within 60 days. President Scott has immediately exercisable options to acquire 443,948 shares, which amount is included in his holdings.

(3) 139,516 of these shares are held by Mr. Reardon's Spouse. Mr. Reardon disclaims beneficial ownership of these shares. Rule 13d - 3(d)(1) under the Securities Exchange Act of 1934 requires the inclusion in "beneficial ownership" of shares of common stock which may be acquired by the exercise of options, within 60 days. Mr. Reardon has immediately exercisable options to acquire 30,844 shares, which amount is included in his holdings.

-------------------------------------------------------------------------------

                          ITEM 1. ELECTION OF DIRECTORS

-------------------------------------------------------------------------------

         The Company's Amended and Restated Code of Regulations ("Code of Regulations") provides that the Board of Directors shall be composed of six members and shall be divided into two classes. The members of each class are elected for a term of two years. One class is elected annually.

         Three Directors will be elected at the Annual Meeting to serve two-year terms and until their successors are elected and qualified. The Board of Directors serving as the Nominating Committee has nominated the following current Directors:

                             William J. McGraw, III
                                 Ronald B. Scott
                                 James S. Wilcox

         There are no arrangements known to management between the persons named and any other person pursuant to which such nominees were selected. The Board of Directors will not consider nominees recommended by shareholders unless such nomination is made directly by the shareholders in accordance with the procedures provided in the Company's Code of Regulations. The Company's Code of Regulations provides that candidates for Directors at an annual meeting may be nominated by any shareholder by filing the names of such candidates with the Secretary of the Company at least sixty days prior to the first anniversary of the most recent annual meeting held for election of directors; provided, however, that if the annual meeting for the election of directors in any year is not held on or before the thirty first day following such anniversary, then written notice must be received within a reasonable time prior to the date of such annual meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                  THE ABOVE NOMINEES FOR DIRECTOR UNDER ITEM 1.

         The persons named in the enclosed proxy intend to vote for the election of named nominees, unless the proxy is marked by the shareholder to the contrary. If any nominee is unable to serve, all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend. The Board knows of no reason why any nominee might be unavailable to serve.

-------------------------------------------------------------------------------

                    NOMINEES WHOSE TERMS WILL EXPIRE IN 2004

-------------------------------------------------------------------------------


             NAME AND AGE AS OF                                   POSITION, PRINCIPAL OCCUPATION,
             THE ANNUAL MEETING                                 BUSINESS EXPERIENCE AND DIRECTORSHIP
             ------------------                                 ------------------------------------
William J. McGraw, III                 54        WILLIAM J. McGRAW, III has been a director of the Bank since
                                                 1977.  He is an attorney and president of Dungan & LeFevre Co.,
                                                 L.P.A., the Troy Ohio Law firm which represents the Company as general counsel.  Mr. McGraw was past president of the Troy Area
                                                 Chamber of Commerce and the Troy Noon Optimist Club, and founding
                                                 Chairman of Leadership Troy.  He is a past chairman of the board of trustees of Upper Valley Medical Centers, and currently serves as a trustee of the Troy Development Council.  Mr. McGraw also serves as Secretary and Director of the Company's service
                                                 corporation.

Ronald B. Scott                         55       RONALD B. SCOTT has been a director of the Bank since 1991. He has served as President and Chief Executive Officer of the
                                                 Company since December, 1990.  He also serves as President and as a Director of its service corporation.  Mr. Scott has been employed with the Company since 1987 and previously served as a
                                                 Senior Vice President and Chief Financial Officer of the
                                                 Company.  Mr. Scott is a past Chairman of the Troy Area Chamber of Commerce.  He currently serves as a Trustee of the Troy
                                                 Foundation and Vice President of the Paul Duke Foundation.  He is
                                                 a member of the Troy Development Council and is Vice Chairman of
                                                 the Tax-Incentive Review Council of Miami County.

James S. Wilcox                         55       JAMES S. WILCOX has been a director of the Bank since 1996. He is the retired vice president of finance and chief financial officer for PMI Food Equipment Group headquartered in Troy.  Mr. Wilcox is a Trustee of the Miami County YMCA and also serves on the boards of the Edison Foundation, MVPS, and Tropitone
                                                 Corporation.  He served as an Advisory Board member from 1989 until 1996 when he was appointed to the full board.


-------------------------------------------------------------------------------

                  CONTINUING DIRECTORS WITH TERMS EXPIRING 2003

-------------------------------------------------------------------------------



             NAME AND AGE AS OF                                   POSITION, PRINCIPAL OCCUPATION,
             THE ANNUAL MEETING                                 BUSINESS EXPERIENCE AND DIRECTORSHIP
             ------------------                                 ------------------------------------
Thomas E. Robinson                      71       THOMAS E. ROBINSON has been a director of the Bank since 1996.
                                                 He is a retired executive.  Mr. Robinson is active in a number of charitable boards and foundations including the Ruth Lyons
                                                 Children's Fund, and is a past member of the Troy Foundation.  He is also an Ambassador for Upper Valley Medical Center.  He served as an Advisory Board member from 1995 until 1996 when he was appointed to the full board.

Donald Cooper                           75       DONALD COOPER has been a director of the Bank since 1989. He is the president of Captor Corporation, Tipp City, Ohio, a
                                                 manufacturer of specialized electronic components. Mr. Cooper is also a member of the Tipp City Rotary Club and supports Tipp City
                                                 Community projects.

Richard W. Klockner                     73       RICHARD W. KLOCKNER has been a director of the Bank since 1996.
                                                 He is owner and president of Klockner & Associates, a civil engineering company located in Troy.  Mr. Klockner is a member of the Miami County Home Builders Association, Professional Land
                                                 Surveyors of Ohio, and the Ohio Society of Professional
                                                 Engineers.  He served as an advisory board member from 1985 until
                                                 1996 when he was appointed to the full board.


-------------------------------------------------------------------------------

                         ITEM 2 RATIFICATION OF AUDITORS

-------------------------------------------------------------------------------

          The Board of Directors, upon the recommendation of its Audit Committee, has appointed BKD, LLP to serve as our independent auditors for the fiscal year ending June 30, 2003 and is seeking the ratification of the appointment of BKD, LLP by our shareholders.

          Representatives of BKD, LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

AUDIT FEES

          The aggregate fees billed for professional services rendered by BKD, LLP for the audit of the Company's annual financial statements for the year ended June 30, 2002 and for BKD, LLP's review of the financial statements included in the Company's Forms 10-Q and 10-K filed with the Securities and Exchange Commission during fiscal 2002 were $64,040.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

          BKD, LLP performed no services and therefore billed no fees relating to operating or supervising the operation of the Company's information systems or local area network or for designing or implementing the Company's financial information management systems during fiscal 2002.

ALL OTHER FEES

          The aggregate fees billed for other services rendered to the Company by BKD, LLP in fiscal 2002 were $75,755, including tax-related and other professional services.

AUDITOR INDEPENDENCE

          The Audit Committee of the Board has considered whether the non-audit services provided by BKD, LLP are compatible with maintaining the auditor's independence.

          The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker "non votes," is required for the ratification of the appointment of BKD, LLP.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
                     THE ABOVE NAMED AUDITORS UNDER ITEM 2.

-------------------------------------------------------------------------------

             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

-------------------------------------------------------------------------------

         The following table indicates, as of the Record Date the number and percentage of outstanding common shares beneficially owned by each Director with the Company, by each nominee for election to the Board of Directors, and by all Directors and executive officers of the Company as a group.


                                                                         Common Stock
                                                                     Beneficially Owned(1)
                                                                     ---------------------

                       Name                                     Amount                Percent
                       ----                                     ------                -------

         William J. McGraw                                      300,184   (2)         4.00%
         Ronald B. Scott                                        516,265   (2)         6.88%
         James S. Wilcox                                        106,848   (2)         1.42%
         Donald Cooper                                          258,756   (2)         3.45%
         Richard W. Klockner                                    241,756   (2)         3.22%
         Thomas E. Robinson                                     357,068   (2)         4.76%
         All directors and executive officers as
         a group                                              2,836,165               37.8%


(1) Except as otherwise noted, all beneficial ownership is direct and each beneficial owner exercised sole voting and investment power over the shares.

(2) Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 requires the inclusion in "beneficial ownership" of shares of common stock which may be acquired by the exercise of options within 60 days. Mr. Klockner and Mr. Wilcox have immediately exercisable options to acquire 31,500 shares; Messrs. Cooper and McGraw have immediately exercisable options to acquire 30,820 shares; Mr. Robinson has immediately exercisable options to acquire 7,500 shares, and President Scott has immediately exercisable options to acquire 443,948 shares, all of which amounts are included in their respective holdings. See also "Principal Holders of Common Stock," above.

-------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

-------------------------------------------------------------------------------

          Except for the Chief Executive Officer, no Director or executive officer of The Company received more than $100,000 in salary and bonus payments from the Company during the year ended June 30, 2002. The following table sets forth information about the compensation paid to the Chief Executive Officer:

SUMMARY COMPENSATION TABLE


                                                                              Long Term
                                                                             Compensation          All Other
                                               Annual Compensation              Awards           Compensation
                                               -------------------              ------           ------------
   Name and Principal Position
   ---------------------------
                                 Year        Salary($)       Bonus($)           Options             ($)(1)
                                 ----        ---------       --------           -------             ------

 Ronald B. Scott                  2002         $181,113        $60,522           19,295             $3,350
   President, Chief               2001          149,872         60,530           29,355              3,979
   Executive Officer              2000          130,276         62,000           40,000              4,715
   and Director

--------------------------

(1) Represents the value of the allocation at the allocation date to the Employee Stock Ownership Plan account of Mr. Scott.

--------------------------

STOCK OPTIONS GRANTED IN FISCAL YEAR 2002

          The following table sets forth information regarding stock options awarded during fiscal year 2002 to Mr. Scott. This grant is also reflected in the summary compensation table. The hypothetical realizable values for the option grants are shown based on compound annual rates of stock price appreciation of 5% and 10% from the grant date to the expiration date. The assumed rates of appreciation are prescribed by the proxy rules administered by the SEC, are for illustration purposes only and they are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.


                                                                                        Potential realizable value
                                         % of total                                      at assumed annual rate of
                                           options                                       stock price appreciation
                                         granted to        Exercise                           for option term
                           Options      employees in        price        Expiration
                           granted       fiscal 2002      ($/Share)         date          5% ($)          10% ($)
                           -------       -----------      ---------         ----          ------          -------

Ronald B. Scott             19,295          29.91%          $3.33        8/27/2011        $40,408          $102,402


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

          The following table sets forth certain information concerning stock option exercises during fiscal year 2002 by Mr. Scott and information concerning option values.


                                                                          Number of securities     Value of unexercised
                                                                         underlying unexercised    in-the-money options
                                                                         options at 6/30/02(#)        at 6/30/02($)(1)

                                 Shares acquired          Value               Exercisable/             Exercisable/
Name                              on exercise(#)      realized ($)           unexercisable             unexercisable
----                              --------------      ------------           -------------             -------------

Ronald B. Scott                        -0-                 -0-                  443,948/-0-             $570,855/-0-


--------------------------

(1) An option is "in-the-money" if the fair value of the underlying shares exceed the market price of the option. The figure represents the value of the unexercised options, determined by multiplying the number of unexercised options by the difference between the exercise price of the option and the $3.35 market price for the common shares on June 30, 2002.

-------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS

-------------------------------------------------------------------------------

         In addition to the President and Chief Executive Officer, Ronald B. Scott, the Company has the following executive officers:

RICH J. DUTTON, 39, is Vice President and Treasurer of the Company. Mr. Dutton joined the Bank as Vice President and Chief Financial Officer in July 2002. Prior to joining the Company, Mr. Dutton was employed by BKD, LLP (and predecessor firms) for 17 years most recently as the partner in charge of the Firm's Kentucky/Southern Indiana Financial Institution Practice. He was appointed by the Board of Directors as Vice President and Treasurer of the Company in September 2002.

LINDA A. DANIEL, 54, is Secretary of the Company. Ms. Daniel has served the Bank as Vice President of Marketing since March 1999. Prior to joining the Bank, Ms. Daniel was employed by Upper Valley Medical Center for 11 years and served as Vice-President of Communications from 1995 to 1999.


-------------------------------------------------------------------------------

                      REPORT OF THE COMPENSATION COMMITTEE

-------------------------------------------------------------------------------

         The Compensation Committee reviews the compensation levels of the executive officers, including the Chief Executive Officer, each year. The Compensation Committee utilizes independent surveys of compensation of officers in the thrift industry, taking into account comparable asset bases and geographic locations. Based on the foregoing factors, the Compensation Committee establishes the compensation of the Chief Executive Officer and the overall budget for compensation of all other executive officers.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS GENERALLY

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that will attract and retain qualified executives and will reward individual performance, initiative and achievement, while enhancing overall corporate performance and shareholder value. The compensation program for executive officers consists of three elements - a base salary component, a performance cash bonus and a grant of stock options.

         The objectives of the performance bonuses are to motivate and reward the executive officers in connection with the accomplishment of annual objectives of the Company, to reinforce a strong performance orientation with differentiation and variability in individual awards based on contribution to annual and long-range business results and to provide a competitive compensation package that will attract, reward and retain individuals of the highest quality. Performance bonuses are granted based upon objectives set by management.

         The objectives of the stock options are to motivate and reward the executive officers based on each individual's contribution to the total performance of the Company and to reinforce a strong performance orientation.

DETERMINATION OF CEO'S COMPENSATION

          Mr. Scott's compensation was based upon an evaluation of his performance by the Bank's Compensation Committee, as well as the Company's long-term performance measured by earnings, capital growth, return on assets, return on equity, asset quality and total shareholder return. The Board of Directors also evaluated past stated objectives developed by the Compensation Committee and Mr. Scott and his success in achieving these objectives. These objectives included measuring The Company's performance against its peer group in total shareholder return, return on assets, return on equity, earnings and asset quality of the Company. The Compensation Committee believes that the level of compensation paid to Mr. Scott in fiscal 2002 was fair and reasonable when compared with compensation levels in the thrift industry reported in various independent surveys. The compensation earned by Mr. Scott in fiscal 2002 reflects the significant management and leadership responsibilities required of him and the effective manner in which those responsibilities were fulfilled.

                             COMPENSATION COMMITTEE
                               Thomas E. Robinson
                                 James S. Wilcox
                                  Donald Cooper

COMPENSATION COMMITTEE INTERLOCKS

         During the last fiscal year, no member of the Compensation Committee was a current or former executive officer or employee of the Company or had a reportable business relationship with the Company.


-------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

-------------------------------------------------------------------------------

         The following graph and table show the cumulative total return on the Company's (prior to 2002 the Bank's) common shares for the last five fiscal years ended June 30, 2002, compared to the cumulative total return of (i) the SNL Securities All Publicly Traded Thrifts Index and (ii) the Russell 2000 Index. Cumulative total return on the shares or the indices equals the total increase in value since June 30, 1996, assuming reinvestment of all dividends paid on the shares or the index, respectively. The graph and table were prepared assuming that $100 was invested at the closing price on June 30, 1996 in the Banks shares and in each of the indices. The shareholder returns shown on the performance graph are not necessarily indicative of the future performance of the Company's shares or of any particular index.

                               STOCK PERFORMANCE

                               [GRAPHIC OMITTED]


------------------------------------------------------------------------------------------------------
                 Peoples Ohio Financial
                 Corporation*                               SNL                   Russell 2000
------------------------------------------------------------------------------------------------------
    June 30, 1996                           100.0                     100.0                     100.0
------------------------------------------------------------------------------------------------------
    June 30, 1997                           150.7                     161.3                     116.1
------------------------------------------------------------------------------------------------------
    June 30, 1998                           346.4                     215.3                     135.3
------------------------------------------------------------------------------------------------------
    June 30, 1999                           443.2                     179.7                     137.1
------------------------------------------------------------------------------------------------------
    June 30, 2000                           215.0                     146.6                     156.2
------------------------------------------------------------------------------------------------------
    June 30, 2001                           159.2                     249.1                     157.1
------------------------------------------------------------------------------------------------------
    June 30, 2002                           171.9                     289.7                     110.8
------------------------------------------------------------------------------------------------------


*Prior to June 30, 2002 financial results are those of the Bank.

-------------------------------------------------------------------------------

                          REPORT OF THE AUDIT COMMITTEE

-------------------------------------------------------------------------------

         The Audit Committee of the Bank for the year ended June 30, 2002 was comprised of five Directors: Messrs. Cooper, Wilcox, McGraw, Reardon and Haines. After formation of the Company on January 31, 2002, the Audit Committee of the Bank carried out the duties of the Company's Audit Committee until the Company's Audit Committee was formed in September, 2002. Members of both the Company's Audit Committee and the Bank's Audit Committee are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Audit Committee of the Company has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this document as Appendix A.

         As required by the Charter, the Audit Committee received and reviewed the report of BKD, LLP regarding the results of their audit, as well as the written disclosures and the letter from BKD required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of the Company. A representative of BKD also discussed with the Audit Committee the independence of BKD from the Company, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of BKD included the following:

- BKD's responsibilities in accordance with accepted auditing standards generally accepted in the United States;

- The initial selection of, and whether there were any changes in, significant accounting policies or their application;

-        Management's judgments and accounting estimates;

-        Whether there were any significant audit adjustments;

-        Whether there were any disagreements with management;

-        Whether there was any consultation with other accountants;

- Whether there were any major issues discussed with management prior to BKD's retention;

-        Whether BKD encountered any difficulties in performing the audit;

- BKD's judgments about the quality of the Company's accounting principles; and

- BKD's responsibilities for information prepared by management that is included in documents containing audited financial statements.

         Based on its review of the financial statements and its discussions with management and the representative of BKD, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2002, to be filed with the Securities and Exchange Commission.

                                 Audit Committee
                                  Donald Cooper
                                 James S. Wilcox
                               Richard W. Klockner

-------------------------------------------------------------------------------

                         INDEPENDENT PUBLIC ACCOUNTANTS

-------------------------------------------------------------------------------

         BKD, LLP conducted the independent audit of the Company for the year ended June 30, 2002, and the Board of Directors has selected BKD as the independent accountant of the Company for the fiscal year ending June 30, 2003. Management of the Company expects that a representative of BKD will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

          Prior to August 28, 2000, KPMG LLP served as the Bank's independent public accountant. As part of management's continuing review of operations, the Bank reviewed the selection of the Bank's independent public accountants in 2000.

          After completing its review, the Bank's Board of Directors approved the change in accountants from KPMG to BKD, LLP, effective August 28, 2000. In connection with its audit for the fiscal year ended June 30, 2000, and the subsequent interim period through August 28, 2000, KPMG did not have any disagreement with the Bank on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their report on the Bank's financial statements to the subject matter of the disagreement. The decision to terminate KPMG as the Bank's independent public accountants was approved by the Bank's Board of Directors.

          The report of KPMG on the Bank's financial statements for the year ended June 30, 2000 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(l)(v) of Regulation S-K, promulgated under the Securities Act of 1933.

         The Bank requested that KPMG furnish a letter addressed to the Office of Thrift Supervision stating whether KPMG agreed with the above statements. KPMG furnished the Bank with such a letter dated August 28, 2000, a copy of which was filed as Exhibit 16 to a current report on Form 8-K with the Office of Thrift Supervision filed by the Bank on August 29, 2000.

-------------------------------------------------------------------------------

                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

-------------------------------------------------------------------------------

         Currently, the Bank makes loans to directors who are not full-time employees of the Bank and or Company in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. The Bank also has a policy whereby it will make loans to its full-time employees, including directors and employees who are full-time employees, at an interest rate that is 1% less than the interest rate charged for comparable loans to other persons. This 1% reduction in interest rate is subject to the condition that the employees sign an agreement that the interest rate will be increased by 1% should the employee's employment with the Bank terminate for any reason.

         The following table sets forth certain information regarding loans made on terms more favorable than those offered to the public to executive officers and Directors of Company whose indebtedness to the Company exceeded $60,000 at any time since July 1, 2001:


                                                                                                  Largest
                                                                                      Rate        balance      Balance at
                                              Date                                     of        during year     June 30,
Name                    Position           Originated   Loan Type                   Interest       ended          2002
----                    --------           ----------   ---------                   --------       -----          ----
                                                                                                   6/30/02
                                                                                                   -------

Ronald B. Scott         President, CEO      11/2/93     Mortgage (Residence)          6.000%    $  56,975       $  51,030
                                             8/3/00     Consumer                     12.500%        4,964           2,860
                                            3/29/01     Equity Line of Credit         3.750%       43,775          43,775
                                            1/31/02     Consumer                      9.500%       15,000          15,000
Linda A. Daniel         Vice-President      3/27/98     Mortgage (Residence)          5.650%     $196,463        $196,463
                                            9/28/00     Automobile                    7.500%       21,404          17,069
                                            5/30/01     Equity Line of Credit         3.750%       37,359          37,359


         None of the outstanding loans to Directors and executive officers involve more than the normal risk of collectibility or present other unfavorable features, and all are current in their payments.

-------------------------------------------------------------------------------

                           RELATED PARTY TRANSACTIONS

-------------------------------------------------------------------------------

          In fiscal year 2002, Dungan & LeFevre Co., L.P.A., the law firm in which William J. McGraw, a Director of the Company, is an attorney and President, performed legal services related to loan transactions, paid by borrowers of the Company totaling $23,000, and services primarily related to litigation in which the Company was involved totaling $19,000. In addition, Dungan & LeFevre received $24,000 for an annual retainer and other non-litigation related services.

          Title Safe Agency, Inc., is a real estate title insurance agency wholly-owned by Dungan & LeFevre. In fiscal year 2002, Title Safe Agency performed services for the Company related to loan transactions, such as title insurance and commitments, title examinations and post-closing services. Borrowers of the Company paid Title Safe Agency $275,000 for services related to their loan transactions.

-------------------------------------------------------------------------------

                                  OTHER MATTERS

-------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, or any adjournment thereof, including matters relating to the conduct of the Annual Meeting, it is intended that the shares represented by properly-executed proxies will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

-------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

-------------------------------------------------------------------------------

         Any proposal which a shareholder wishes to have included in the Company's proxy materials for the Company's Annual Meeting of shareholders to be held in 2003 must be received at the main office of the Company at 635 South Market Street, Troy, Ohio 45373, no later than June 2, 2003. The Board of Directors will review each proposal so received to determine if it satisfies the criteria established by applicable law for inclusion in the Company's 2003 proxy materials.

         On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934. The amendment to 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the shareholder has not sought to include in the Company's proxy statement. The amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2003 annual meeting of shareholders, if the Company is not provided notice of a shareholder proposal which the shareholder has not previously sought to include in the Company's proxy statement by August 15, 2003, the management proxies will be allowed to use their discretionary authority as outlined above.

                                   APPENDIX A
                                   ----------


                       PEOPLES OHIO FINANCIAL CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


I.       PURPOSE

         The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by monitoring the following processes:

         1. the financial information which will be provided to shareholders, governmental or regulatory bodies, the public, and others;

         2. the Company's auditing, accounting, and financial reporting process;

         3. the systems of internal controls related to finance, accounting, legal compliance, regulatory compliance and ethics that management and the Board of Directors have established; and

         4.       the audit process.

The Audit Committee's primary duties and responsibilities are to:

         1. serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

         2. review and appraise the audit efforts of the Company's independent accountants and the internal auditors; and

         3. provide an open avenue of communication among the independent accountants, financial and senior management, internal auditors, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.      COMPOSITION

         The Audit Committee should be comprised of three or more directors as determined by the Board. Each member will be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

         The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

III.     MEETINGS

         The Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee may include, as a part of each meeting agenda, an executive session. This session may be used, as necessary, by management, the internal auditors, and the independent accountants to discuss any matters that the Committee or each of these groups believe should be discussed separately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.


IV.      RESPONSIBILITIES AND DUTIES

                  In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the Board of Directors;

2.       Attempt to confirm and assure the objectivity of the internal auditor;

3. Attempt to confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and related fees;

4.       Review and update the Committee's charter periodically;

5. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve, if applicable, the discharge of the independent accountants;

6. Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor;

7. Review the qualifications of the internal auditor to specific areas within the audit plan;

8. Review with the independent auditor and internal auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources;

9. Consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the internal auditors and the independent accountant. Determine if the internal auditor and independent accountants are utilizing a risk-based approach;

10. Consider and review with the independent accountant and internal auditor:

                  a. the adequacy of the Company's internal controls including computerized information system controls and security;

                  b. any related significant findings and recommendations of the independent accountant and internal auditing together with management responses thereto; and

                  c. the status of previous audit recommendations and management's follow up on those recommendations.

11. Review with management and the independent accountant at the completion of the annual audit:

                  a. the Company's annual financial statements and related footnotes;

                  b. the independent accountant's audit of the financial statements and his or her report thereon;

                  c. any significant changes required in the independent accountant's audit plan;

                  d. any serious difficulties or disputes with management encountered during the course of the audit;

                  e. other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards;

                  f. advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices; and

                  g. provide that financial management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

12.      Review with management and the internal auditor:

                  a. regular internal audit reports to management prepared by the internal auditor, including significant findings and management's responses to those findings;

                  b. any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information; and

                  c. the annual internal audit plan and any changes required in the scope of that plan.

13.      Unless otherwise directed by the Board of Directors the Committee may:

                  a. review with management, and if necessary, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements;

                  b. review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators;

                  c. meet with the Company's regulatory bodies to discuss the results of their examinations; and

                  d. conduct or authorize, if necessary, investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

14. Determine as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by the Company.

15. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

16. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       PEOPLES OHIO FINANCIAL CORPORATION

        PEOPLES OHIO FINANCIAL CORPORATION ANNUAL MEETING OF SHAREHOLDERS
                                October 22, 2002

         The undersigned shareholder of Peoples Ohio Financial Corporation (the "Company") hereby constitutes and appoints Ronald B. Scott, Donald Cooper and William J. McGraw, III, or any one of them, as the proxy or proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of the Corporation to be held at Edison Community College, 1973 Edison Drive, Piqua, Ohio, on October 22, 2002, at 3:00 p.m. Eastern Time (the "Annual Meeting"), all of the shares of the Company's common stock which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Prospectus/Proxy Statement:

1.       The election of three directors:

         [   ]   FOR all nominees (except as                           [   ]    WITHHOLD authority to vote for
                 marked to the contrary below):                                 all nominees listed below:


                             William J. McGraw, III
                                 Ronald B. Scott
                                 James S. Wilcox

2. The Board of Directors, upon the recommendation of its Audit Committee, has appointed BKD, LLP to serve as our independent auditors for fiscal year ending June 30, 2003 and is seeking the ratification of the appointment of BKD, LLP by our shareholders:

         [   ] FOR         [   ] AGAINST             [   ] ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof:

         [   ] FOR         [   ] AGAINST             [   ] ABSTAIN

The Board of Directors recommends a vote "FOR" the proposals listed above.

UNLESS THIS PROXY IS REVOKED, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSALS STATED ABOVE.

IMPORTANT:  PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting of Shareholders of the Company and of the accompanying Proxy Statement is hereby acknowledged.

Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                   Signature


----------------------------                ------------------------------
Print or Type Name                          Print or Type Name


Dated: ---------------------                Dated: -----------------------


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.

































                                      -2-